Exhibit 10.3
FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT (this “Agreement”) is entered into as of October 3, 2022 (the “First Amendment Effective Date”) among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), MOHAWK INTERNATIONAL HOLDINGS S.À.R.L., a private limited liability company (société à responsabilité limitée), organized and existing under the laws of Luxembourg, having its registered address at 10B, Rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B-110.608 (“Mohawk International”; Mohawk International, together with the Company, the “Borrowers”), each Guarantor party hereto, the Additional Commitment Lender (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as the Administrative Agent, entered into that certain Credit Agreement, dated as of August 12, 2022 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested an increase in the Term A-1 Facility in the amount of $100,000,000 pursuant to Section 2.15 of the Credit Agreement (the “Incremental Increase”);

WHEREAS, the Person identified on the signature pages hereto as the “Additional Commitment Lender” (the “Additional Commitment Lender”) is willing to provide a Term A-1 Commitment on the First Amendment Effective Date in the amount set forth herein, subject to the terms and conditions set forth below; and

WHEREAS, in connection with the Incremental Increase, the Credit Agreement shall be amended as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.

(a)     The definition of “Aggregate Commitment Limit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitment Limit” means $900,000,000.

(b) The last sentence of the definition of “Term A-1 Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

As of the First Amendment Effective Date, the Aggregate Term A-1 Commitments shall equal $675,000,000.

(c) The definition of “First Amendment Effective Date” is hereby added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means October 3, 2022.

(d) The reference to “$200,000,000” in clause (i) of the proviso to Section 2.15(a) of the Credit Agreement is hereby amended to read “$100,000,000”.

(e) The following sentence is hereby added at the end of Section 2.15(a) of the Credit Agreement:

On the First Amendment Effective Date, the Company implemented an Incremental Increase in an aggregate principal amount of $100,000,000 pursuant to this Section 2.15.

(f) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto.

2.Incremental Increase; Addition of Additional Commitment Lender.

(a) The Additional Commitment Lender hereby agrees to provide a Term A-1 Commitment on the First Amendment Effective Date in the amount set forth opposite its name in the table below.

.

Additional Commitment Lender	Term A-1 Commitment
Bank of America, N.A.	$100,000,000.00
Total:	$100,000,000.00

The Increase Effective Date for the Incremental Increase is the First Amendment Effective Date.

(b) By execution of this Agreement, the Additional Commitment Lender hereby acknowledges, agrees and confirms that the Additional Commitment Lender shall be deemed to be a party to the Credit Agreement as of the First Amendment Effective Date and a “Lender” for all purposes of the Credit Agreement and shall have all of the obligations of a Lender thereunder. The Additional Commitment Lender hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions applicable to Lenders contained in the Credit Agreement. The Additional Commitment Lender acknowledges and agrees to the provisions set forth in Section 2. Each Loan Party agrees that, as of the First Amendment Effective Date, the Additional Commitment Lender shall (i) be a party to the Credit Agreement, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c) The Additional Commitment Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements of an Eligible Assignee, (C) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to its decision to enter into this Agreement and to become a Lender under the Credit Agreement and either it, or the Person exercising discretion in making its

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decision to enter into this Agreement and to become a Lender under the Credit Agreement, is experienced in transactions of this type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and become a Lender under the Credit Agreement, and (G) if it is a Foreign Lender, it has delivered any documentation required to be delivered by the Additional Commitment Lender pursuant to the terms of the Credit Agreement, duly completed and executed by the Additional Commitment Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) The address of the Additional Commitment Lender for purposes of Section 11.02 of the Credit Agreement is as set forth in the Additional Commitment Lender’s Administrative Questionnaire delivered by the Additional Commitment Lender to the Administrative Agent on or before the First Amendment Effective Date, or such other address as shall be designated by the Additional Commitment Lender in accordance with Section 11.02 of the Credit Agreement.

3.Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by a Responsible Officer of each Loan Party, the Additional Commitment Lender, and the Administrative Agent;

(b) receipt by the Administrative Agent of a certificate of each Loan Party dated as of the First Amendment Effective Date and signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Incremental Increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to the Incremental Increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 3(b)(ii)(A), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, (B) no Default exists and is continuing, and (C) the Company and its Restricted Subsidiaries are in pro forma compliance with the financial covenant contained in Section 7.12 of the Credit Agreement; and

(c) receipt by the Administrative Agent, for the account of the Additional Commitment Lender, an upfront fee in an amount equal to 5.0 basis points of the Term A-1 Commitment of the Additional Commitment Lender provided in connection with this Agreement.

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4. Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC.

5. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is (i) an amendment implemented in reliance on Section 2.15 of the Credit Agreement, and (ii) a Loan Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) reaffirms all of its obligations under the Loan Documents, subject to any applicable limitations included in the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

(c) Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement; (ii) the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, (C) result in the creation of any Lien under any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, except for Liens permitted under the Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement; and (iv) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that, the enforceability of this Agreement is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally.

(d) Subject to Section 11.17 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement.

(e) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect

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of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g) The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS: MOHAWK INDUSTRIES, INC.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK INTERNATIONAL HOLDINGS S.À. R.L.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Authorized Signatory

GUARANTORS: ALADDIN MANUFACTURING CORPORATION

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

DAL-TILE DISTRIBUTION, LLC

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT

ADDITIONAL COMMITMENT LENDER: BANK OF AMERICA, N.A.,
as the Additional Commitment Lender
By: /s/ Erron Powers
Name: Erron Powers
Title: Director